Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), effective as of May 11, 2026, by and between Presurance Holdings, Inc., a Michigan corporation (the “Company”) and Clarkston Companies, Inc., a Michigan corporation (the “Shareholder”).

RECITALS

WHEREAS, pursuant to that Securities Purchase Agreement, dated December 23, 2025, by and between the Company and the Shareholder, the Shareholder acquired one thousand six hundred (1,600) shares of Series C Preferred Stock of the Company, no par value per share (the “Series C Preferred Stock”);

WHEREAS, immediately prior to the effectiveness of this Agreement, the Shareholder owned 1,600 shares of Series C Preferred Stock;

WHEREAS, on May 11, 2026, the Company has filed with the Michigan Department of Licensing and Regulatory Affairs that certain Certificate of Designation of Series D Preferred Stock (as the same may be amended, restated, modified, or supplemented from time to time, the “Certificate of Designation”); and

WHEREAS, the Company and the Shareholder wish to exchange the shares of Series C Preferred Stock held by the Shareholder for shares of Series D Preferred Stock (the “Series D Preferred Stock”), as defined in the Certificate of Designation.

NOW, THEREFORE, in consideration of the promises, covenants and conditions contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Exchange. Subject to the terms and conditions set forth herein, the Shareholder is hereby exchanging, and the Company is accepting for exchange, the Series C Preferred Stock and the Shareholder is receiving in exchange, and the Company is issuing to the Shareholder, the Series D Preferred Stock, such that immediately following the exchange contemplated in this Agreement the Shareholder shall own 1,600 shares of Series D Preferred Stock, with a total of 1,600 shares of Series D Preferred Stock outstanding.
2.
Certificates. Upon the execution of this Agreement, the Shareholder shall deliver to the Company for cancellation stock certificates (if certificated) evidencing the Series C Preferred Stock, free and clear of all liens, duly endorsed in blank or accompanied by a stock transfer power (in the form attached as Exhibit A hereto) and, in exchange therefor, the Company shall deliver to the Shareholder stock certificates (if certificated) evidencing the Series D Preferred Stock.
3.
Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants that (i) it has duly executed and delivered this Agreement; (ii) all actions required to be taken by or on behalf of the Shareholder to authorize it to execute, deliver and perform its obligations hereunder have been taken and this Agreement constitutes the Shareholder’s legal, valid and binding obligation, enforceable against the Shareholder in accordance with the terms hereof; (iii) the execution and delivery of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby in the manner contemplated hereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any statute, law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to the Shareholder or by which the Shareholder or any material portion of its properties is bound; and (iv) it owns the Series C Preferred Stock free and clear of all liens and has not previously transferred all or any portion of, or any right to, the Series C Preferred Stock to any other party.
4.
Expenses. All costs and expenses incurred in connection with this Agreement and the

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transactions contemplated hereby shall be paid by the party incurring such cost or expense.
5.
Survival. The representations and warranties set out in Section 3 and the covenant set out in Section 4 shall survive the execution of this Agreement.
6.
Miscellaneous.
(a)
Further Assurances. Each party hereto shall execute and deliver such further instruments of transfer and take such additional actions as any other party may reasonably request to effect, consummate, confirm or evidence the transactions described in this Agreement.
(b)
Entire Agreement. This Agreement, together with all related exhibits and schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.
(c)
Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.
(d)
Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
(e)
Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
(f)
Assignment. No party to this Agreement may assign any rights or delegate any obligations under this Agreement without the prior written consent of each party hereto. Any purported assignment or delegation in violation of this Section shall be null and void.
(g)
Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(h)
Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction).
(i)
Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO (INCLUDING ANY DEBT FINANCING), IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY

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AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.
(j)
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
(k)
Tax Treatment. The Shareholder and the Company intend, for income tax purposes, for the transactions contemplated by this Agreement to qualify as a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Intended Tax Treatment”). The parties agree to prepare and file all tax returns in a manner consistent with the Intended Tax Treatment.

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IN WITNESS WHEREOF, the parties have caused this Exchange Agreement to be executed as of the date first written above.

COMPANY:

PRESURANCE HOLDINGS, INC.

By: /s/ Brian J. Roney

Name: Brian J. Roney

Title: Chief Executive Officer

SHAREHOLDER:

CLARKSTON COMPANIES, INC.

By: /s/ Jeffrey A. Hakala

Name: Jeffrey A. Hakala

Title: Chief Executive Officer

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Exhibit A

(See attached.)

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IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Assignor”), hereby sells, assigns and transfers to Presurance Holdings, Inc., a Michigan corporation (the “Company”), 1,600 shares of Series C Preferred Stock, no par value (the “Shares”), of the Company, standing in Assignor’s name on the books of the Company, and does hereby appoint any officer or director of the Company as Assignor’s attorney-in-fact, with full power of substitution, to transfer the Shares and to take all necessary and appropriate action to effect such transfer.

Date: May 11, 2026

SHAREHOLDER:

CLARKSTON COMPANIES, INC.

By: /s/ Jeffrey A. Hakala

Name: Jeffrey A. Hakala

Title: Chief Executive Officer

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